                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22400
                                                     ---------

                     Oppenheimer Emerging Markets Debt Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                         Date of fiscal year end: May 31
                                                  ------

                       Date of reporting period: 2/29/2012
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT               VALUE
                                                            -------------        -------------
U.S. GOVERNMENT OBLIGATIONS--0.3%
U.S. Treasury Bills, 0.05%, 3/8/12(1)(Cost $209,999)        $     210,000        $     209,999

FOREIGN GOVERNMENT OBLIGATIONS--60.7%

ARGENTINA--0.8%
Argentina (Republic of) Bonds:
2.50%, 12/31/38(2)                                                270,000              101,655
7%, 10/3/15                                                       275,000              260,186
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%,
 4/17/17                                                          135,000              116,944
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts.,
 10.875%, 1/26/21(3)                                               70,000               56,000
                                                                                 -------------
                                                                                       534,785

BRAZIL--12.8%
Brazil (Federative Republic of) Nota Do Tesouro Nacional
 Bonds, 12.719%, 8/15/20(4)                                       740,000  BRR         970,125
Brazil (Federative Republic of) Nota Do Tesouro Nacional
 Nts.:
9.762%, 1/1/14                                                  1,555,000  BRR         907,147
9.762%, 1/1/17                                                  8,611,000  BRR       4,848,436
9.762%, 1/1/21                                                  3,314,000  BRR       1,776,215
12.322%, 5/15/45(4)                                               385,000  BRR         529,595
                                                                                 -------------
                                                                                     9,031,518

COLOMBIA--1.1%
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41          615,000              758,603

GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(3)                       85,000               94,988

HUNGARY--4.8%
Hungary (Republic of) Bonds:
Series 12/C, 6%, 10/24/12                                      20,000,000  HUF          91,300
Series 12/B, 7.25%, 6/12/12                                   140,000,000  HUF         644,970
Series 14/D, 6.75%, 8/22/14                                    39,000,000  HUF         176,030
Series 16/C, 5.50%, 2/12/16                                    26,000,000  HUF         109,807
Series 17/B, 6.75%, 2/24/17                                    46,000,000  HUF         199,282
Series 19/A, 6.50%, 6/24/19                                    32,000,000  HUF         130,866
Series 20/A, 7.50%, 11/12/20                                   39,000,000  HUF         169,812
Hungary (Republic of) Sr. Unsec. Bonds:
4.50%, 1/29/14                                                    130,000  EUR         165,024
7.625%, 3/29/41                                                    95,000               89,300
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18             105,000  EUR         124,679
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%,
 3/29/21                                                          265,000              250,756
Hungary (Republic of) Treasury Bills:
6.089%, 3/7/12(5)                                              32,000,000  HUF         147,847
Series 12M, 7.173%, 6/27/12(5)                                250,000,000  HUF       1,128,090
                                                                                 -------------
                                                                                     3,427,763

INDONESIA--1.5%
Indonesia (Republic of) Nts., 5.25%, 1/17/42(3)                   170,000              182,113
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21(3)       245,000              269,806
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38(3)        235,000              333,113

                   1 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT               VALUE
                                                            -------------        -------------
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625%
 2/17/37(3)                                                 $      70,000        $      87,850
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(3)           130,000              195,975
                                                                                 -------------
                                                                                     1,068,857

ISRAEL--0.4%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22                   315,000              314,373

LATVIA--0.4%
Latvia (Republic of) Nts., 5.25%, 2/22/17(3)                      250,000              255,625

LITHUANUA--0.3%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22(6)       220,000              236,500

MALAYSIA--2.2%
Malaysia (Government of) Sr. Unsec. Bonds, Series 0109,
 2.509%, 8/27/12                                                4,000,000  MYR       1,332,807
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21(3)                  225,000              243,770
                                                                                 -------------
                                                                                     1,576,577

MEXICO--9.8%
United Mexican States Bonds:
4.50%, 12/18/14(4)                                             13,728,676  MXN       1,155,776
Series M, 6.50%, 6/10/21(2)                                    15,540,000  MXN       1,239,663
Series M20, 7.50%, 6/3/27(2)                                   17,870,000  MXN       1,465,442
Series M10, 8%, 12/17/15                                        5,560,000  MXN         474,685
Series M, 8%, 6/11/20                                           7,700,000  MXN         678,582
Series M20, 10%, 12/5/24(2)                                     4,030,000  MXN         409,766
United Mexican States Treasury Bills:
4.49%, 5/31/12(5)                                               3,300,000  MXN         254,158
4.507%, 5/3/12(5)                                               6,700,000  MXN         517,709
4.551%, 10/18/12 10/18/12(5)                                    5,000,000  MXN         378,279
4.581%, 12/13/12(5)                                             5,000,000  MXN         375,697
                                                                                 -------------
                                                                                     6,949,757

PANAMA--0.7%
Panama (Republic of) Bonds:
6.70%, 1/26/36                                                    125,000              163,500
8.875%, 9/30/27                                                   100,000              153,750
9.375%, 4/1/29                                                    100,000              160,350
                                                                                 -------------
                                                                                       477,600

PERU--2.8%
Peru (Republic of) Bonds, 7.35%, 7/21/25                          445,000              602,530
Peru (Republic of) Sr. Unsec. Bonds, 6.95%, 8/12/31(3)            721,000  PEN         291,878
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20(3)           2,265,000  PEN         982,996
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%,
 11/18/50                                                          80,000               88,400
                                                                                 -------------
                                                                                     1,965,804

PHILIPPINES--0.4%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%,
 1/13/37                                                          105,000              112,613

                   2 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT               VALUE
                                                            -------------        -------------
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds,
 6.375%, 10/23/34                                           $     155,000        $     194,719
                                                                                 -------------
                                                                                       307,332

POLAND--3.1%
Poland (Republic of) Bonds, Series 0416, 5%, 4/25/16            5,125,000  PLZ       1,665,131
Poland (Republic of) Sr. Unsec. Nts.:
5%, 3/23/22                                                       170,000              181,271
5.125%, 4/21/21                                                   320,000              344,800
                                                                                 -------------
                                                                                     2,191,202

QATAR--0.6%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20(3)                      170,000              188,054
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42(3)                                                 165,000              179,644
6.40%, 1/20/40(3)                                                  40,000               46,800
                                                                                 -------------
                                                                                       414,498

ROMANIA--0.8%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22(3,7)                      525,000              540,750

RUSSIA--0.1%
Russian Federation Bonds, 5%, 4/29/20(3)                           60,000               64,350

SOUTH AFRICA--8.0%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36                                     6,000,000  ZAR         601,681
Series R208, 6.75%, 3/31/21                                     7,490,000  ZAR         929,795
Series R213, 7%, 2/28/31                                        7,665,000  ZAR         867,012
Series R207, 7.25%, 1/15/20                                    10,980,000  ZAR       1,422,247
Series R186, 10.50%, 12/21/26                                   9,310,000  ZAR       1,478,236
South Africa (Republic of) Sr. Unsec. Nts., 4.665%,
 1/17/24                                                          360,000              377,100
                                                                                 -------------
                                                                                     5,676,071

SRI LANKA--0.3%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec.
 Nts.:
6.25%, 10/4/20(3)                                                  70,000               68,600
6.25% 7/27/21(3)                                                  115,000              112,018
                                                                                 -------------
                                                                                       180,618

TURKEY--6.2%
Turkey (Republic of) Bonds:
6.875%, 3/17/36                                                   165,000              181,088
7%, 3/11/19                                                       100,000              114,000
8.131%, 2/20/13(5)                                              2,005,000  TRY       1,052,702
9.543%, 7/17/13(5)                                              2,160,000  TRY       1,095,447
10.175%, 4/25/12(5)                                             1,000,000  TRY         565,112
10.50%, 1/15/20(2)                                                100,000  TRY          61,367
11%, 8/6/14                                                       595,000  TRY         355,272
15.577%, 8/14/13(4)                                               105,000  TRY          89,353
Turkey (Republic of) Nts., 7.50%, 7/14/17                         100,000              115,250
Turkey (Republic of) Unsec. Bonds, 6.25%, 9/26/22                 330,000              355,575

                   3 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT               VALUE
                                                            -------------        -------------
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22                                             $     270,000        $     268,313
6%, 1/14/41                                                       145,000              142,644
                                                                                 -------------
                                                                                     4,396,123

UKRAINE--0.4%
Financing of Infrastructural Projects State Enterprise
 Gtd. Nts., 8.375%, 11/3/17(3)                                    105,000               91,088
Ukraine (Republic of) Bonds, 7.75%, 9/23/20(3)                     60,000               54,600
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17(3)                                                100,000               90,982
7.95%, 2/23/21(3)                                                  60,000               54,900
                                                                                 -------------
                                                                                       291,570

URUGUAY--1.1%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36             295,000              410,345
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22         247,500              339,446
                                                                                 -------------
                                                                                       749,791

VENEZUELA--2.0%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                        375,000              324,938
11.95%, 8/5/31                                                    160,000              163,600
13.625%, 8/15/18                                                  275,000              302,500
Venezuela (Republic of) Nts., 8.25%, 10/13/24                      50,000               41,250
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19                                                   130,000              110,695
12.75%, 8/23/22                                                    20,000               21,500
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                       240,000              174,000
7.65%, 4/21/25                                                    320,000              250,240
                                                                                 -------------
                                                                                     1,388,723
                                                                                 -------------
Total Foreign Government Obligations (Cost $42,605,838)                             42,893,778

CORPORATE BONDS AND NOTES--24.1%

CONSUMER STAPLES--0.5%
FOOD & STAPLES RETAILING--0.4%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21(3)                    225,000              237,701

FOOD PRODUCTS--0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(3)                         95,000               94,050

ENERGY--8.3%
OIL, GAS & CONSUMABLE FUELS--8.3%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(3)         100,000              106,750
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37(3)                                  500,000              558,750
8.146% Sr. Sec. Nts., 4/11/18(3)                                  270,000              319,613
8.625% Sr. Sec. Nts., 4/28/34(3)                                  200,000              250,540
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(3)                          370,000              462,038
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds,
 4/9/21(3)                                                        165,000              182,137

                   4 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT                VALUE
                                                                          ---------------       ---------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts.,7/2/18(3)               $       395,000       $       492,873
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20(3)                                                540,000               567,000
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(3)                                          85,000                91,970
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(3)                                          120,000               135,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec.Nts., 6/30/21(3)             127,400               136,955
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38                                             85,000                97,750
6.625% Unsec. Unsub. Bonds, 6/15/35                                               505,000               580,736
Pertamina PT (Persero):
5.25% Nts., 5/23/21(3)                                                            130,000               139,425
6.50% Sr. Unsec. Nts., 5/27/41(3)                                                  55,000                61,463
Petrobras International Finance Co., 5.75% Sr. Unsec.
 Unsub. Nts., 1/20/20                                                             135,000               149,175
Petroleos de Venezuela SA:
12.75% Sr. Unsec. Nts., 2/17/22(3)                                                170,000               175,100
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14                                      155,000               138,338
8.50% Sr. Nts., 11/2/17(3)                                                        240,000               220,200
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21                                             255,000               280,959
6% Sr. Unsec. Unsub. Nts., 3/5/20                                                 215,000               244,563
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr.
 Unsec. Nts., 8/14/19(3)                                                          255,000               312,758
PT Adaro Indonesia, 7.625% Nts., 10/22/19(3)                                       90,000               100,800
Tengizchevroil LLP, 6.124% Nts., 11/15/14(3)                                       85,818                88,197
                                                                                                ---------------
                                                                                                      5,893,090

FINANCIALS--6.7%

CAPITAL MARKETS--0.2%
Korea Development Bank (The), 3.875% Sr. Unsec. Nts.,5/4/17                       135,000               138,526

COMMERCIAL BANKS--6.1%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15(3)                                    215,000               216,075
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17(3)                          70,000                72,800
Banco BMG SA:
9.15% Nts., 1/15/16(3)                                                             48,000                48,240
9.95% Unsec. Unsub. Nts., 11/5/19(3)                                               60,000                61,200
Banco Bradesco SA (Cayman Islands), 5.75% Unsec. Sub.Nts., 3/1/22(6,7)            115,000               115,863
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20(3)                             40,000                40,800
Banco del Estado de Chile, 3.875% Sr. Unsec. Nts.,2/8/22(3)                       150,000               149,250
Banco do Brasil SA, 5.875% Unsec. Sub. Nts., 1/26/22(3)                            90,000                92,925
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub.Bonds(6,7,8)                 130,000               141,180
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22(6)                85,000                88,737
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts.,4/23/20(3)                      100,000               110,500
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts.,2/11/16(3)                       85,000                88,506

                   5 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                             PRINCIPAL
                                                                              AMOUNT                 VALUE
                                                                          ---------------       ---------------
COMMERCIAL BANKS CONTINUED
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15(3)                       $       380,000       $       392,996
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts.,2/8/22(3)                 150,000               150,525
Grupo Aval Ltd., 5.25% Sr. Unsec. Nts., 2/1/17(3)                                 185,000               191,475
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17(3)                                                20,000                20,080
9.25% Sr. Nts., 10/16/13(3)                                                       360,000               380,706
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(3)                                                 320,000               332,241
6.375% Bonds, 4/30/22(2,3)                                                        140,000               133,700
Sberbank of Russia Via SB Capital SA:
5.40% Sr. Unsec. Nts., 3/24/17                                                    260,000               268,190
6.125% Sr. Nts., 2/7/22(3)                                                        425,000               433,126
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts.,2/1/16(3)                      135,000               135,338
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20(3)                        370,000               398,731
VTB Capital SA:
6.315% Nts., 2/22/18(3)                                                           135,000               136,431
6.465% Sr. Sec. Unsub. Nts., 3/4/15(3)                                             80,000                85,216
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17(6)                         50,000                51,000
                                                                                                ---------------
                                                                                                      4,335,831

DIVERSIFIED FINANCIAL SERVICES--0.4%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(6)                       112,389               103,229
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts.,9/9/16                    150,000               155,613
                                                                                                ---------------
                                                                                                        258,842
THRIFTS & MORTGAGE FINANCE--0.0%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(3)                            30,000                29,250

INDUSTRIALS--0.3%

CONSTRUCTION & ENGINEERING--0.1%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20(3)                             80,000                88,200

ROAD & RAIL--0.2%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec.Nts., 10/6/20(3)               90,000                98,730

MATERIALS--1.6%

CHEMICALS--0.7%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts.,7/22/41(3)                     60,000                60,000
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21(3)                           465,000               487,088
                                                                                                ---------------
                                                                                                        547,088

CONSTRUCTION MATERIALS--0.2%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(3)                                   50,000                46,000
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18(3)                                      90,000                83,700
                                                                                                ---------------
                                                                                                        129,700

METALS & MINING--0.7%
Alrosa Finance SA, 7.75% Nts., 11/3/20(3)                                          60,000                63,975
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16(3)                        55,000                47,025

                   6 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT                VALUE
                                                                          ---------------       ---------------
METALS & MINING CONTINUED
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(3)                  $        80,000       $        89,400
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16(3)                           80,000                73,600
JSC Severstal, 6.70% Nts., 10/25/17(3)                                            160,000               162,000
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21(3)                                                   25,000                23,313
9.50% Sr. Unsec. Nts., 7/18/18(3)                                                  20,000                20,200
                                                                                                ---------------
                                                                                                        479,513
TELECOMMUNICATION SERVICES--1.7%

DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(3)                                   115,000               100,625
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16(3)                              360,000  BRR          209,638
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20(3)                        439,000               448,878
                                                                                                ---------------
                                                                                                        759,141

WIRELESS TELECOMMUNICATION SERVICES--0.6%

MTS International Funding Ltd., 8.625% Sr. Unsec. Nts.,6/22/20(3)                  95,000               109,250
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21(3)                                                        50,000                49,988
9.125% Sr. Unsec. Nts., 4/30/18(3)                                                160,000               174,800
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts.,3/1/22(3)                     70,000                68,985
                                                                                                ---------------
                                                                                                        403,023
UTILITIES--5.0%

ELECTRIC UTILITIES--4.0%
Centrais Eletricas Brasileiras SA:
5.75% Sr. Unsec. Unsub. Nts., 10/27/21(3)                                         260,000               284,050
6.875% Sr. Unsec. Unsub. Nts., 7/30/19(3)                                         170,000               199,325
Empresa Distribuidora y Comercializadora Norte SA, 9.75%
 Nts., 10/25/22(3)                                                                 35,000                26,775
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec.Nts., 7/29/19(3)              150,000               179,625
Eskom Holdings Ltd., 5.75% Sr. Unsec. Bonds, 1/26/21(3)                           310,000               334,413
Eskom Holdings Ltd., 10% Nts., Series ES23, 1/25/23                             3,000,000  ZAR          445,486
Eskom Holdings Ltd., 7.85% Sr. Unsec. Unsub. Nts.,
 Series ES26, 4/2/26                                                            3,000,000  ZAR          364,452
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17(3)                                                 120,000               121,560
7.25% Nts., 1/15/19(3)                                                            455,000               470,480
Majapahit Holding BV:
7.75% Nts., 10/17/16(3)                                                           120,000               140,550
8% Sr. Unsec. Nts., 8/7/19(3)                                                     100,000               123,500
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts.,1/22/21(3)                    120,000               129,300
                                                                                                ---------------
                                                                                                      2,819,516
ENERGY TRADERS--0.6%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(3)                                         180,000               193,931

                   7 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT                VALUE
                                                                          ---------------       ---------------
ENERGY TRADERS CONTINUED
Comision Federal de Electricidad, 4.875% Sr. Nts.,5/26/21(3)                      170,000       $       180,838
                                                                                                ---------------
                                                                                                        374,769
GAS UTILITIES--0.2%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec.
 Unsub. Nts., 11/10/21(6)                                                          85,000                89,675
TGI International Ltd., 9.50% Nts., 10/3/17(3)                                     60,000                65,265
                                                                                                ---------------
                                                                                                        154,940
MULTI-UTILITIES--0.1%
Abu Dhabi National Energy Co. (TAQA), 5.875% Sr. Unsec.Nts., 12/13/21(3)           85,000                89,463

WATER UTILITIES--0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25%
 Sr. Unsec. Nts., 12/16/20(3)                                                      55,000                58,575
                                                                                                ---------------
Total Corporate Bonds and Notes (Cost $16,457,839)                                                   16,989,948

STRUCTURED SECURITIES--10.1%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 11%,9/17/25                909,000,000  IDR          146,129
Indonesia (Republic of) Total Return Linked Bonds,Series 10,
 10.50%, 8/19/30                                                            1,211,000,000  IDR          198,701
Indonesia (Republic of) Total Return Linked Bonds,Series 15,
 11%, 9/17/25                                                                 435,000,000  IDR           69,930
Indonesia (Republic of) Total Return Linked Bonds,Series 5,
 11%, 9/17/25                                                               1,600,000,000  IDR          257,213
Russian Federation Total Return Linked Bonds, 7%, 6/5/15(2)                     5,400,000  RUR          184,932
Russian Federation Total Return Linked Bonds, 7%, 6/5/15(2)                     9,600,000  RUR          328,767
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts.,
 8.25%, 6/25/15(2,6)                                                            1,620,000  RUR           55,479
Russian Federation Credit Linked Nts., 7.35%, 1/22/16(2)                        6,400,000  RUR          220,274
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Nts., Series 2,10%, 7/25/24            2,261,000,000  COP        1,547,835
Colombia (Republic of) Total Return Linked Bonds, Series
 2, 11%, 7/27/20                                                              180,000,000  COP          125,319
Credit Suisse International:
Russian Federation Credit Linked Nts., 7.40%, 6/16/17(2)                        6,400,000  RUR          219,178
Russian Federation Total Return Linked Bonds, 7.35%,1/22/16(2)                  4,700,000  RUR          161,925
Russian Federation Total Return Linked Bonds, 7.40%,6/16/17(2)                  4,700,000  RUR          160,959
Russian Federation Total Return Linked Bonds, 7.40%,6/16/17(2)                  6,400,000  RUR          219,178
Russian Federation Total Return Linked Bonds, 7%, 6/5/15(2)                     6,400,000  RUR          220,493
Deutsche Bank AG:
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12(2,6)                              2,000,000  UAH          245,552
Russian Federation Credit Linked Nts., 7.35%, 1/22/16(2,6)                      4,700,000  RUR          162,005
Russian Federation Credit Linked Nts., 7.40%, 6/16/17(2,6)                      4,700,000  RUR          161,039

                   8 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                              PRINCIPAL                   VALUE
                                                               AMOUNT
                                                            -------------             ------------
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked
 Nts., Series 2, 9.50%, 7/15/31(3)                          1,318,000,000  IDR        $    200,915
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20(6)    265,000,000  COP             184,541
Colombia (Republic of) Credit Linked Nts., Series 2,
 11%, 7/28/20(6)                                               51,000,000  COP              35,516
Indonesia (Republic of) Credit Linked Bonds, Series 2,
 10.50%, 8/19/30                                              470,000,000  IDR              77,118
Indonesia (Republic of) Credit Linked Nts., Series 4,
 11%, 9/17/25                                               1,660,000,000  IDR             266,859
Russian Federation Credit Linked Nts., 7.35%, 1/22/16(2,6)     14,200,000  RUR             488,733
Russian Federation Credit Linked Nts., 7.40%, 6/16/17(2,6)      4,800,000  RUR             164,384
Russian Federation Credit Linked Nts., 7%, 6/5/15(2,6)          4,800,000  RUR             164,219
Russian Federation Credit Linked Nts., 7%, 6/5/15(2,6)          6,400,000  RUR             218,959
JPMorgan Chase Bank NA, Indonesia (Republic of) Credit
 Linked Nts., Series 5, 9.50%, 7/17/31(3)                   1,500,000,000  IDR             228,659
UBS AG:
Indonesia (Republic of) Total Return Linked Nts.,
 10.50%, 8/19/30                                            1,200,000,000  IDR             196,896
Indonesia (Republic of) Total Return Linked Nts., Series
 1, 9.50%, 7/17/31                                          1,690,000,000  IDR             257,622
                                                                                      ------------
Total Structured Securities (Cost $6,803,285)                                            7,169,329


                                                               SHARES
                                                            -------------
INVESTMENT COMPANY--10.6%
Oppenheimer Institutional Money Market Fund, Cl. E,
 0.21% (9,10) (Cost $7,462,390)                                 7,462,390                7,462,390
TOTAL INVESTMENTS, AT VALUE (COST $73,539,351)                      105.8%              74,725,444
LIABILITIES IN EXCESS OF OTHER ASSETS                                (5.8)              (4,094,057)
                                                            -------------             ------------
NET ASSETS                                                          100.0%            $ 70,631,387
                                                            =============             ============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR         Brazilian Real
COP         Colombian Peso
EUR         Euro
HUF         Hungarian Forint
IDR         Indonesia Rupiah
MXN         Mexican Nuevo Peso
MYR         Malaysian Ringgit
PEN         Peruvian New Sol
PLZ         Polish Zloty
RUR         Russian Ruble
TRY         New Turkish Lira
UAH         Ukraine Hryvnia
ZAR         South African Rand

1. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $127,999. See accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

                   9 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,451,950 or 26.12% of the Fund's net assets as of February 29, 2012.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Restricted security. The aggregate value of restricted securities as of February 29, 2012 was $2,706,611, which represents 3.83% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                     UNREALIZED
                                                                             ACQUISITION                            APPRECIATION
SECURITY                                                                       DATES          COST        VALUE    (DEPRECIATION)
-----------------------------------------------------------------------  ----------------  ----------  ----------  -------------
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26                          1/10/12  $   94,755  $  103,229  $       8,474

Banco Bradesco SA (Cayman Islands), 5.75% Unsec. Sub. Nts., 3/1/22                2/23/12     115,000     115,863            863

Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds               1/12/12-2/27/12     136,800     141,180          4,380

Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22                  1/26/12      84,261      88,737          4,476

Citigroup Funding, Inc., ALROSA Russia Corporate Bond Credit Linked
 Unsec. Nts., 8.25%, 6/25/15                                                       3/1/11      57,209      55,479         (1,730)

Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12                   6/30/11     251,746     245,552         (6,194)

Deutsche Bank AG, Russian Federation Credit Linked Nts., 7.35%, 1/22/16            2/2/12     156,492     162,005          5,513

Deutsche Bank AG, Russian Federation Credit Linked Nts., 7.40%, 6/16/17            2/2/12     155,331     161,039          5,708

Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts.,
 11/10/21                                                                11/3/11-12/16/11      85,596      89,675          4,079

JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%,
 7/28/20                                                                          8/24/10     181,328     184,541          3,213

JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series
 2, 11%, 7/28/20                                                                  10/6/10      35,364      35,516            152

JPMorgan Chase & Co., Russian Federation Credit Linked Nts., 7.35%,
 1/22/16                                                                           2/9/12     482,105     488,733          6,628

JPMorgan Chase & Co., Russian Federation Credit Linked Nts., 7.40%,
 6/16/17                                                                           2/3/12     160,178     164,384          4,206

JPMorgan Chase & Co., Russian Federation Credit Linked Nts., 7%, 6/5/15            2/7/12     215,429     218,959          3,530

JPMorgan Chase & Co., Russian Federation Credit Linked Nts., 7%, 6/5/15            2/3/12     159,229     164,219          4,990

Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22                          1/25/12     218,024     236,500         18,476

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17                            2/1/12      49,480      51,000          1,520
                                                                                           ----------  ----------  -------------
                                                                                           $2,638,327  $2,706,611  $      68,284
                                                                                           ==========  ==========  =============


7. When-issued security or delayed delivery to be delivered and settled after February 29, 2012. See accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                   10 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                                                SHARES         GROSS       GROSS           SHARES
                                                             MAY 31, 2011    ADDITIONS   REDUCTIONS   FEBRUARY 29, 2012
                                                             ------------   ----------   ----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E              2,355,500   56,316,813   51,209,923            7,462,390

                                                                VALUE      INCOME
                                                             -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E           $ 7,462,390   $ 3,500

10. Rate shown is the 7-day yield as of February 29, 2012.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of February 29, 2012 based on valuation input level:

                                                              LEVEL 2--         LEVEL 3--
                                          LEVEL 1--             OTHER          SIGNIFICANT
                                      UNADJUSTED QUOTED      SIGNIFICANT      UNOBSERVABLE
                                           PRICES         OBSERVABLE INPUTS       INPUTS          VALUE
-----------------------------------   -----------------   -----------------   -------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations           $              --   $         209,999   $          --   $    209,999
Foreign Government Obligations                       --          42,893,778              --     42,893,778
Corporate Bonds and Notes                            --          16,989,948              --     16,989,948
Structured Securities                                --           7,169,329              --      7,169,329
Investment Company                            7,462,390                  --              --      7,462,390
                                      -----------------   -----------------   -------------   ------------
Total Investments, at Value                   7,462,390          67,263,054              --     74,725,444
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                  --             822,321              --        822,321
Futures margins                                   4,022                  --              --          4,022
Appreciated swaps, at value                          --              11,168              --         11,168
Depreciated swaps, at value                          --              15,051              --         15,051
                                      -----------------   -----------------   -------------   ------------
Total Assets                          $       7,466,412   $      68,111,594   $          --   $ 75,578,006
                                      -----------------   -----------------   -------------   ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $              --   $        (495,784)  $          --   $   (495,784)
Appreciated swaps, at value                          --             (32,733)             --        (32,733)
Depreciated swaps, at value                          --             (13,349)             --        (13,349)
                                      -----------------   -----------------   -------------   ------------
Total Liabilities                     $              --   $        (541,866)  $          --   $   (541,866)
                                      -----------------   -----------------   -------------   ------------

                   11 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                   VALUE          PERCENT
-----------------------------      -----------      ---------
Brazil                             $11,989,953           16.1%
Mexico                               8,564,928           11.5
Russia                               8,103,023           10.9
United States                        7,672,389           10.3
South Africa                         6,820,422            9.1
Turkey                               4,798,536            6.4
Indonesia                            3,663,937            4.9
Hungary                              3,427,763            4.6
Colombia                             3,177,854            4.3
Poland                               2,191,202            2.9
Peru                                 2,157,129            2.9
Venezuela                            1,922,361            2.6
Malaysia                             1,576,577            2.1
Kazakhstan                           1,262,723            1.7
Israel                                 906,413            1.2
Uruguay                                749,791            1.0
Ukraine                                704,772            0.9
Argentina                              590,810            0.8
Chile                                  580,882            0.8
Romania                                540,750            0.7
India                                  509,454            0.7
Panama                                 477,600            0.6
Qatar                                  414,498            0.6
Trinidad & Tobago                      312,758            0.4
Philippines                            307,332            0.4
Korea, Republic of South               294,139            0.4
Latvia                                 255,625            0.3
Lithuanua                              236,500            0.3
Sri Lanka                              180,618            0.2
Dominican Republic                     103,229            0.1
Ghana                                   94,988            0.1
United Arab Emirates                    89,463            0.1
Australia                               47,025            0.1
                                   -----------      ---------
Total                              $74,725,444          100.0%
                                   ===========      =========

                  12 |  Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 29, 2012 ARE AS FOLLOWS:

                                                 CONTRACT AMOUNT        EXPIRATION                   UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION  BUY/SELL          (000's)              DATES         VALUE       APPRECIATION   DEPRECIATION
---------------------------------- --------    --------------------  ---------------   ----------   ------------   ------------
BANK OF AMERICA:

Malaysian Ringgit (MYR)               Buy                6,375  MYR          3/27/12   $2,123,886   $     22,229   $          -
New Turkish Lira (TRY)                Sell                 315  TRY          4/25/12      177,979              -          1,350
                                                                                                    ------------   ------------
                                                                                                          22,229          1,350
BANK OF AMERICA EM:
Chilean Peso (CLP)                    Buy               21,000  CLP          3/15/12       43,686            937              -
Colombian Peso (COP)                  Sell             806,000  COP          5/29/12      452,359              -          2,582
Peruvian New Sol (PEN)                Buy                   40  PEN          4/12/12       14,944             52              -
                                                                                                    ------------   ------------
                                                                                                             989          2,582
BANK PARIBAS ASIA - FGN
Hungarian Forint (HUF)                Sell              30,000  HUF          4/25/12      137,468              -          5,234

BARCLAY'S CAPITAL:
Hungarian Forint (HUF)                Buy               12,000  HUF          4/25/12       54,987            558              -
Mexican Nuevo Peso (MXN)              Sell               4,950  MXN         10/18/12      377,837              -          3,808
Russian Ruble (RUR)                   Buy               88,250  RUR   3/7/12-3/27/12    3,012,319         35,043          7,065
South African Rand (ZAR)              Buy                  640  ZAR          3/12/12       85,044          4,682              -
                                                                                                    ------------   ------------
                                                                                                          40,283         10,873
CITIGROUP:
Chilean Peso (CLP)                    Buy              193,000  CLP          3/15/12      401,491         29,349              -
Hungarian Forint (HUF)                Buy              384,400  HUF   3/2/12-6/12/12    1,766,409          6,240          8,856
Hungarian Forint (HUF)                Sell             282,000  HUF   3/7/12-6/27/12    1,284,165          9,360            137
Malaysian Ringgit (MYR)               Sell               4,000  MYR          8/27/12    1,319,566          4,757             --
Mexican Nuevo Peso (MXN)              Buy                1,255  MXN          3/12/12       97,634          1,598             --
Mexican Nuevo Peso (MXN)              Sell                 570  MXN          3/12/12       44,344              -            750
South African Rand (ZAR)              Buy               13,600  ZAR          3/12/12    1,807,186        163,975             --
South African Rand (ZAR)              Sell               3,790  ZAR          4/11/12      501,395              -         11,713
                                                                                                    ------------   ------------
                                                                                                         215,279         21,456
CITIGROUP EM:
Brazilian Real (BRR)                  Sell               4,065  BRR           4/3/12    2,347,770         20,559              -
Colombian Peso (COP)                  Buy            1,081,000  COP           4/9/12      608,980          4,563              -
Colombian Peso (COP)                  Sell             806,000  COP          5/29/12      452,359              -          2,331
Hungarian Forint (HUF)                Sell             280,000  HUF          6/12/12    1,275,135        129,782              -
Indonesia Rupiah (IDR)                Buy              318,000  IDR           3/8/12       35,226              -            166
                                                                                                    ------------   ------------
                                                                                                         154,904          2,497
CREDIT SUISSE:
Polish Zloty (PLZ)                    Buy                  800  PLZ          4/10/12      257,071          4,784              -
Russian Ruble (RUR)                   Buy                2,200  RUR          3/27/12       75,064          1,288              -
Russian Ruble (RUR)                   Sell              53,500  RUR          3/27/12    1,825,427              -         31,690
South African Rand (ZAR)              Sell              24,920  ZAR  4/11/12-5/15/12    3,289,699              -        195,200
                                                                                                    ------------   ------------
                                                                                                           6,072        226,890
CREDIT SUISSE EM
Russian Ruble (RUR)                   Sell              19,640  RUR   3/7/12-3/27/12      671,337              -         20,467

DEUTSCHE BANK CAPITAL CORP.:
Hungarian Forint (HUF)                Buy               46,000  HUF          4/25/12      210,785          3,024              -
Indonesia Rupiah (IDR)                Sell           7,969,000  IDR           3/8/12      882,758              -         15,620
Israeli Shekel (ILS)                  Sell               4,160  ILS          3/30/12    1,098,524         13,434              -

                  13 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

Malaysian Ringgit (MYR)               Buy             10,290    MYR          3/27/12   3,428,202          91,193              -
Polish Zloty (PLZ)                    Buy              1,010    PLZ          4/10/12     324,552           6,116              -
South African Rand (ZAR)              Sell            12,465    ZAR          3/12/12   1,656,365               -        137,131
                                                                                                    ------------   ------------
                                                                                                         113,767        152,751
DEUTSCHE BANK EM:
Indonesia Rupiah (IDR)                Buy          1,328,000    IDR           3/8/12     147,108               -            892
Singapore Dollar (SGD)                Buy              2,630    SGD          4/17/12   2,102,970          60,137              -
South Korean Won (KRW)                Buy          2,047,000    KRW          3/19/12   1,827,023          42,699              -
                                                                                                    ------------   ------------
                                                                                                         102,836            892
GOLDMAN SACHS EM:
Brazilian Real (BRR)                  Buy                440    BRR           4/3/12     254,125               -          1,540
Hungarian Forint (HUF)                Buy             83,000    HUF          4/25/12     380,329          10,586              -
New Turkish Lira (TRY)                Sell               610    TRY          4/25/12     344,658               -          3,254
                                                                                                    ------------   ------------
                                                                                                          10,586          4,794
GOLDMAN, SACHS & CO.:
Hungarian Forint (HUF)                Sell            56,000    HUF          4/25/12     256,608               -         15,800
Mexican Nuevo Peso (MXN)              Buy             11,212    MXN   3/1/12-3/12/12     873,039           3,593              -
Mexican Nuevo Peso (MXN)              Sell            14,950    MXN  5/3/12-12/13/12   1,149,993               -          5,788
New Turkish Lira (TRY)                Buy                420    TRY          4/25/12     237,305          20,594              -
Polish Zloty (PLZ)                    Buy              4,190    PLZ          4/10/12   1,346,408          28,123              -
                                                                                                    ------------   ------------
                                                                                                          52,310         21,588
HSBC EM
Indonesia Rupiah (IDR)                Buy          1,951,000    IDR           5/9/12     214,670               -          1,867

JP MORGAN CHASE:
Chinese Renminbi (Yuan)(CNY)          Sell               760    CNY          9/28/12     120,590               -          2,025
Euro (EUR)                            Sell               365    EUR   3/5/12-7/23/12     486,157           1,862          6,146
Hungarian Forint (HUF)                Buy             20,258    HUF           3/2/12      93,570               -            800
Hungarian Forint (HUF)                Sell            20,000    HUF         10/24/12      89,769             737              -
Mexican Nuevo Peso (MXN)              Buy              6,395    MXN          3/12/12     497,505          29,898              -
                                                                                                    ------------   ------------
                                                                                                          32,497          8,971
JP MORGAN EM:
Chinese Renminbi (Yuan)(CNY)          Buy                760    CNY          9/28/12     120,590           1,318              -
Indonesia Rupiah (IDR)                Buy         25,034,000    IDR    3/8/12-5/9/12   2,769,194          46,473          4,719
Indonesia Rupiah (IDR)                Sell           971,000    IDR          3/19/12     107,439               -          2,182
Russian Ruble (RUR)                   Buy             24,880    RUR          3/27/12     848,909          20,226              -
                                                                                                    ------------   ------------
                                                                                                          68,017          6,901
JPM CUSTODIAN EXECUTED FX
Brazilian Real (BRR)                  Buy              1,469    BRR           3/2/12     855,206               -            125

STANDARD CHARTERED BANK EM
Malaysian Ringgit (MYR)               Buy              3,995    MYR           3/2/12   1,333,501               -          1,560

UBS INV BANK EM
Indonesia Rupiah (IDR)                Buy          4,721,000    IDR    3/8/12-4/9/12     521,502               -          4,986

UBS INVESTMENT BANK
Israeli Shekel (ILS)                  Buy              4,160    ILS          3/30/12   1,098,524           2,552              -
                                                                                                    ------------   ------------
Total unrealized appreciation and
 depreciation                                                                                       $    822,321   $    495,784
                                                                                                    ============   ============

                  14 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

FUTURES CONTRACTS AS OF FEBRUARY 29, 2012 ARE AS FOLLOWS:

                                                 NUMBER OF       EXPIRATION                       UNREALIZED
CONTRACT DESCRIPTION              BUY/SELL       CONTRACTS         DATE            VALUE         DEPRECIATION
-----------------------------    -----------    -----------    -------------    ------------    -------------
U.S. Long Bonds                         Sell             15          6/20/12    $  2,124,844    $       1,673

CREDIT DEFAULT SWAP CONTRACTS AS OF FEBRUARY 29, 2012 ARE AS FOLLOWS:

                                                              PAY/                            UPFRONT
                                  BUY/SELL     NOTIONAL      RECEIVE                          PAYMENT                   UNREALIZED
REFERENCE ENTITY/                  CREDIT      AMOUNT         FIXED        TERMINATION       RECEIVED/                 APPRECIATION
SWAP COUNTERPARTY                PROTECTION    (000's)        RATE            DATE            (PAID)        VALUE     (DEPRECIATION)
------------------------------   ----------   ----------    ----------    -------------    ------------   ---------   --------------
BRAZIL (FEDERATIVE REPUBLIC
 OF)
Barclays Bank plc                     Sell   $      390             1%         3/20/17    $     11,641   $  (6,462)  $       5,179
                                             ----------                                   ------------   ---------   -------------
                                     Total          390                                         11,641      (6,462)          5,179

RUSSIAN FEDERATION:
Goldman Sachs International            Buy          260             1          3/20/17         (19,061)     10,034          (9,027)
Goldman Sachs International            Buy          130             1          3/20/17          (8,401)      5,017          (3,384)
                                             ----------                                   ------------   ---------   -------------
                                     Total          390                                        (27,462)     15,051         (12,411)
TURKEY (REPUBLIC OF):
Goldman Sachs International           Sell          260             1          3/20/17          26,629     (16,647)          9,982
Goldman Sachs International           Sell          130             1          3/20/17          11,836      (8,323)          3,513
                                             ----------                                   ------------   ---------   -------------
                                     Total          390                                         38,465     (24,970)         13,495
UNITED MEXICAN STATES
HSBC Bank USA NA                      Sell           90             1          3/20/17           2,383      (1,301)          1,082
                                             ----------                                   ------------   ---------   -------------
                                     Total           90                                          2,383      (1,301)          1,082
                                                                                          ------------   ---------   -------------
                                                                      Grand Total Buys         (27,462)     15,051         (12,411)
                                                                     Grand Total Sells          52,489     (32,733)         19,756
                                                                                          ------------   ---------   -------------
                                                            Total Credit Default Swaps    $     25,027   $ (17,682)  $       7,345
                                                                                          ============   =========   =============

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                              TOTAL MAXIMUM POTENTIAL PAYMENTS
TYPE OF REFERENCE ASSET ON WHICH THE FUND       FOR SELLING CREDIT PROTECTION                              REFERENCE ASSET
SOLD PROTECTION                                       (UNDISCOUNTED)               AMOUNT RECOVERABLE*      RATING RANGE**
-----------------------------------------     --------------------------------     -------------------     ---------------
Investment Grade Sovereign Debt               $                        480,000     $                 -                 BBB
Non-Investment Grade Sovereign Debt                                    390,000                       -                  BB
                                              --------------------------------     -------------------
Total                                         $                        870,000     $                 -
                                              ================================     ===================

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

                  15 |  Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

INTEREST RATE SWAP CONTRACTS AS OF FEBRUARY 29, 2012 ARE AS FOLLOWS:

                                    NOTIONAL
INTEREST RATE/                       AMOUNT               PAID BY           RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                   (000's)               THE FUND            THE FUND         DATE              VALUE
-------------------------------   -----------        ------------------   -------------   -------------    -------------
BZDI
Goldman Sachs Group, Inc. (The)           710  BRR                 BZDI          11.390%         1/5/15    $      11,168

MXN TIIE BANXICO:
Credit Suisse International             1,400  MXN     MXN TIIE BANXICO           7.010         7/24/31           (8,154)
Merrill Lynch & Co., Inc.                 620  MXN     MXN TIIE BANXICO           6.990         7/24/31           (3,714)
                                   ----------                                                              -------------
Total                                   2,020  MXN                                                               (11,868)

THREE-MONTH ZAR JIBAR SAFEX:
                                                        Three-Month ZAR
Barclays Bank plc                       1,400  ZAR          JIBAR SAFEX           7.480         8/17/21             (451)
                                                        Three-Month ZAR
Goldman Sachs Group, Inc. (The)         1,400  ZAR          JIBAR SAFEX           7.480         8/17/21             (451)
                                                        Three-Month ZAR
HSBC Bank USA NA                        1,400  ZAR          JIBAR SAFEX           7.470         8/17/21             (579)
                                  -----------                                                              -------------
Total                                   4,200  ZAR                                                                (1,481)
                                                                                                           -------------
                                                                              Total Interest Rate Swaps    $      (2,181)
                                                                                                           =============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR                              Brazilian Real
MXN                              Mexican Nuevo Peso
ZAR                              South African Rand

Abbreviations/Definitions are as follows:

BANIXCO                          Banco de Mexico
BZDI                             Brazil Interbank Deposit Rate
JIBAR                            South Africa Johannesburg Interbank Agreed Rate
SAFEX                            South African Futures Exchange
TIIE                             Interbank Equilibrium Interest Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF FEBRUARY 29, 2012 IS AS FOLLOWS:

                                                                       NOTIONAL
                                           SWAP TYPE FROM               AMOUNT
SWAP COUNTERPARTY                         FUND PERSPECTIVE              (000's)            VALUE
--------------------------------    ------------------------------    ----------         ---------
Barclays Bank plc:
                                    Credit Default Sell Protection    $      390         $  (6,462)
                                    Interest Rate                          1,400  ZAR         (451)
                                                                                         ---------
                                                                                            (6,913)
Credit Suisse International         Interest Rate                          1,400  MXN       (8,154)
Goldman Sachs Group, Inc. (The):

                   16 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS February 29, 2012 (Unaudited)

                                    Interest Rate                            710    BRR     11,168
                                    Interest Rate                          1,400    ZAR       (451)
                                                                                         ---------
                                                                                            10,717
Goldman Sachs International:
                                    Credit Default Buy Protection            390            15,051
                                    Credit Default Sell Protection           390           (24,970)
                                                                                         ---------
                                                                                            (9,919)
HSBC Bank USA NA:
                                    Credit Default Sell Protection            90            (1,301)
                                    Interest Rate                          1,400    ZAR       (579)
                                                                                         ---------
                                                                                            (1,880)
Merrill Lynch & Co., Inc.           Interest Rate                            620    MXN     (3,714)
                                                                                         ---------
                                                                            Total Swaps  $ (19,863)
                                                                                         =========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

BRR                                           Brazilian Real
MXN                                           Mexican Nuevo Peso
ZAR                                           South African Rand

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of

                   17 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

                  18 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

As of February 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                      WHEN-ISSUED OR DELAYED DELIVERY
                                            BASIS TRANSACTIONS
                                      -------------------------------
Purchased securities                         $  543,551
Sold securities                                 120,805

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

                  19 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,038,760, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $644,918 as of February 29, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of February 29, 2012 the Fund has required certain counterparties to post collateral of $48,249.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of February 29, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $319,895, for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of February 29, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

                  20 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $22,436,673 and $25,508,771, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

                  21 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended February 29, 2012, the Fund had an ending monthly average market value of $1,097,147 and $9,696,417 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 29, 2012, the Fund had an ending monthly average market value of $6,884 and $34,221 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

                  22 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 29, 2012, the Fund had an ending monthly average market value of $7,779 and $25,881 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended February 29, 2012 was as follows:

                                    CALL OPTIONS                     PUT OPTIONS
                            ---------------------------    ------------------------------
                               NUMBER OF      AMOUNT OF        NUMBER OF       AMOUNT OF
                               CONTRACTS      PREMIUMS         CONTRACTS       PREMIUMS
                            --------------    ---------    ---------------    -----------
Options outstanding as of
May 31, 2011                             -    $       -                  -    $         -
Options written             13,661,390,000       72,615     15,720,690,000         50,665
Options closed or expired  (13,661,390,000)     (72,615)   (15,720,020,000)       (47,315)
Options exercised                        -            -           (670,000)        (3,350)
                            --------------    ---------    ---------------    -----------
Options outstanding as of
February 29, 2012                        -    $       -                  -    $         -
                            ==============    =========    ===============    ===========

As of February 29, 2012, the Fund had no outstanding written or purchased options.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

                  23 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended February 29, 2012, the Fund had ending monthly average notional amounts of $690,500 and $793,800 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     For the period ended February 29, 2012, the Fund had ending monthly average notional amounts of $1,861,692 and $15,135,322 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment

                  24 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS   February 29, 2012 (Unaudited)

     perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

     For the period ended February 29, 2012, the Fund had ending monthly average notional amounts of $22,000 on currency swaps.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of February 29, 2012, the Fund had no such currency swap agreements outstanding.

RESTRICTED SECURITIES

As of February 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $    73,568,538
Federal tax cost of other investments              (2,150,972)
                                              ---------------
Total federal tax cost                        $    71,417,566
                                              ===============
Gross unrealized appreciation                 $     2,123,599
Gross unrealized depreciation                      (1,015,026)
                                              ---------------
Net unrealized appreciation                   $     1,108,573
                                              ===============

                  25 | Oppenheimer Emerging Markets Debt Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:   /s/ William F. Glavin, Jr.
      ---------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 4/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      ---------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 4/10/2012

By:   /s/ Brian W. Wixted
      ---------------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 4/10/2012